                                                                    EXHIBIT 99.5


CASE NAME:     KEVCO COMPONENTS, INC.                              ACCRUAL BASIS

CASE NUMBER:   401-40790-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2001
                                       ----------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                      TREASURER
---------------------------------------          -------------------------------
Original Signature of Responsible Party                       Title

WILFORD W. SIMPSON                                      NOVEMBER 21, 2001
---------------------------------------          -------------------------------
Printed Name of Responsible Party                             Date


PREPARER:

/s/ Dennis S. Faulkner                                ACCOUNTANT FOR DEBTOR
---------------------------------------          -------------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                      NOVEMBER 21, 2001
---------------------------------------          -------------------------------
Printed Name of Preparer                                      Date

CASE NAME:     KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 1

CASE NUMBER:   401-40790-BJH-11


COMPARATIVE BALANCE SHEET

                                                                      SCHEDULED            MONTH
ASSETS                                                                  AMOUNT             OCT-01     MONTH     MONTH
------                                                                ---------            ------     -----     -----
1     Unrestricted Cash (FOOTNOTE)                                          134                 0
2     Restricted Cash
3     Total Cash                                                            134                 0
4     Accounts Receivable (Net)
5     Inventory
6     Notes Receivable
7     Prepaid Expenses
8     Other (Attach List)                                                     0                 0
9     Total Current Assets                                                  134                 0
10    Property, Plant & Equipment
11    Less: Accumulated Depreciation/Depletion
12    Net Property, Plant & Equipment                                         0                 0
13    Due From Insiders
14    Other Assets - Net of Amortization (Attach List)                        0                 0
15    Other (Attach List)                                            27,217,768        27,217,768
16    Total Assets                                                   27,217,902        27,217,768

POST PETITION LIABILITIES

17    Accounts Payable
18    Taxes Payable
19    Notes Payable
20    Professional Fees
21    Secured Debt
22    Other (Attach List)                                                                       0
23    Total Post Petition Liabilities                                                           0

PRE PETITION LIABILITIES

24    Secured Debt (FOOTNOTE)                                        75,885,064        14,891,816
25    Priority Debt
26    Unsecured Debt
27    Other (Attach List)                                           157,389,954       157,391,764
28    Total Pre Petition Liabilities                                233,275,018       172,283,580
29    Total Liabilities                                             233,275,018       172,283,580

EQUITY

30    Pre Petition Owners' Equity                                                    (206,057,116)
31    Post Petition Cumulative Profit Or (Loss)                                            21,221
32    Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                         60,970,083
33    Total Equity                                                                   (145,065,812)
34    Total Liabilities and Equity                                                     27,217,768

This form  x does     does not have related footnotes on Footnotes Supplement.
          ---     ---

CASE NAME:     KEVCO COMPONENTS, INC.                            SUPPLEMENT TO

CASE NUMBER:   401-40790-BJH-11                                ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                                          SCHEDULED           MONTH
ASSETS                                                                      AMOUNT            OCT-01         MONTH         MONTH
------                                                                    ---------           ------         -----         -----
A
B
C
D
E
TOTAL OTHER ASSETS -  LINE 8                                                      0                0             0             0

A
B
C
D
E
TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                                           0                0             0             0

A     Investment In Subsidiaries                                         27,217,768       27,217,768
B
C
D
E
TOTAL OTHER ASSETS -  LINE 15                                            27,217,768       27,217,768             0             0

POST PETITION LIABILITIES
A
B
C
D
E
TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                                             0             0             0

PRE PETITION LIABILITIES

A     Intercompany Payables (FOOTNOTE)                                   28,889,954       28,891,764
B     10 3/8 % Senior Sub. Notes                                        105,000,000      105,000,000
C     Sr. Sub. Exchangeable Notes                                        23,500,000       23,500,000
D
E
TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                                                  157,389,954      157,391,764

CASE NAME:     KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 2

CASE NUMBER:   401-40790-BJH-11


INCOME STATEMENT

                                                       MONTH                                               QUARTER
REVENUES                                               OCT-01            MONTH             MONTH            TOTAL
--------                                               ------            -----             -----           -------
1.    Gross Revenues                                                                                             0
2.    Less: Returns & Discounts                                                                                  0
3.    Net Revenue                                           0                                                    0

COST OF GOODS SOLD

4.    Material                                                                                                   0
5.    Direct Labor                                                                                               0
6.    Direct Overhead                                                                                            0
7.    Total Cost Of Goods Sold                              0                                                    0
8.    Gross Profit                                          0                                                    0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                             0
10.   Selling & Marketing                                                                                        0
11.   General & Administrative                              0                                                    0
12.   Rent & Lease                                                                                               0
13.   Other (Attach List)                                   0                                                    0
14.   Total Operating Expenses                              0                                                    0
15.   Income Before Non-Operating
      Income & Expense                                      0                                                    0

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                                                                            0
17.   Non-Operating Expense (Att List)                                                                           0
18.   Interest Expense                                                                                           0
19.   Depreciation / Depletion                                                                                   0
20.   Amortization                                                                                               0
21.   Other (Attach List)                                                                                        0
22.   Net Other Income & Expenses                           0                                                    0

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                          0
24.   U.S. Trustee Fees                                                                                          0
25.   Other (Attach List)                                                                                        0
26.   Total Reorganization Expenses                         0                                                    0
27.   Income Tax                                                                                                 0
28.   Net Profit (Loss)                                     0                                                    0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 3

CASE NUMBER:   401-40790-BJH-11


CASH RECEIPTS AND                            MONTH                                             QUARTER
DISBURSEMENTS                                OCT-01           MONTH           MONTH             TOTAL
-----------------                            ------           -----           -----            -------
1.   Cash - Beginning Of Month               SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.   Cash Sales                                                                                      0

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition                                                                                    0
4.   Post Petition                                                                                   0
5.   Total Operating Receipts                     0                                                  0

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)                                                                  0
7.   Sale of Assets                                                                                  0
8.   Other (Attach List)                                                                             0
9.   Total Non-Operating Receipts                 0                                                  0
10.  Total Receipts                               0                                                  0
11.  Total Cash Available                         0                                                  0

OPERATING DISBURSEMENTS

12.  Net Payroll                                                                                     0
13.  Payroll Taxes Paid                                                                              0
14.  Sales, Use & Other Taxes Paid                                                                   0
15.  Secured / Rental / Leases                                                                       0
16.  Utilities                                                                                       0
17.  Insurance                                                                                       0
18.  Inventory Purchases                                                                             0
19.  Vehicle Expenses                                                                                0
20.  Travel                                                                                          0
21.  Entertainment                                                                                   0
22.  Repairs & Maintenance                                                                           0
23.  Supplies                                                                                        0
24.  Advertising                                                                                     0
25.  Other (Attach List)                                                                             0
26.  Total Operating Disbursements                0                                                  0

REORGANIZATION DISBURSEMENTS

27.  Professional Fees                                                                               0
28.  U.S. Trustee Fees                                                                               0
29.  Other (Attach List)                                                                             0
30.  Total Reorganization Expenses                0                                                  0
31.  Total Disbursements                          0                                                  0
32.  Net Cash Flow                                0                                                  0
33.  Cash - End of Month                          0                                                  0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO COMPONENTS, INC.            SUPPLEMENT TO ACCRUAL BASIS -3
                                                 OCTOBER, 2001
CASE NUMBER:   401-40790-BJH-11                  CASH RECEIPTS AND DISBURSEMENTS

                                              DIST LP        MFG         MGMT       HOLDING    COMP       KEVCO INC       TOTAL
                                              -------        ---         ----       -------    ----       ---------       -----
 1    CASH-BEGINNING OF MONTH                      --      150,202     3,517,653         --      --         1,000       3,668,855

   RECEIPTS FROM OPERATIONS
 2    CASH SALES                                   --           --                                                             --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                                 --           --                                                             --
 4    POST PETITION                                             --                                                             --

 5    TOTAL OPERATING RECEIPTS                     --           --            --         --      --            --              --

   NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                          --                                                             --
 7    SALE OF ASSETS                                       460,000                                                        460,000
 8    OTHER                                    49,584       19,073       311,962         --      --            --         380,619
       INTERCOMPANY TRANSFERS                  56,422       17,001       (73,423)        --                                    --
              SALE EXPENSE REIMBURSEMENT
              INCOME TAX REFUND
              RENT
              PAYROLL TAX ADVANCE RETURNED                               304,679
              MISC.                            49,584                                            --
              INTEREST INCOME                                              7,283

 9    TOTAL NON OPERATING RECEIPTS            106,006      496,074       238,539         --      --            --         840,619

10    TOTAL RECEIPTS                          106,006      496,074       238,539         --      --            --         840,619

11    CASH AVAILABLE                          106,006      646,276     3,756,192         --      --         1,000       4,509,474

   OPERATING DISBURSEMENTS
12    NET PAYROLL                                                         18,582                                           18,582
13    PAYROLL TAXES PAID                                        --         6,780                                            6,780
14    SALES, USE & OTHER TAXES PAID                             --                                                             --
15    SECURED/RENTAL/LEASES                                     --         9,700                                            9,700
16    UTILITIES                                   138           --           213                                              351
17    INSURANCE                                                 --        20,726                                           20,726
18    INVENTORY PURCHASES                                       --                                                             --
19    VEHICLE EXPENSE                                           --                                                             --
20    TRAVEL                                                    --                                                             --
21    ENTERTAINMENT                                             --                                                             --
22    REPAIRS & MAINTENANCE                                     --                                                             --
23    SUPPLIES                                                  --                                                             --
24    ADVERTISING                                                                                                              --
25    OTHER                                   105,868      495,471         3,362         --      --            --         604,701
                         LOAN PAYMENTS        100,996      468,217            --                                          569,213
              FREIGHT                           4,600           --                                                          4,600
              CONTRACT LABOR                                    --         2,746                                            2,746
              401 K PAYMENTS                                    --                                                             --
              PAYROLL TAX ADVANCE ADP                                                                                          --
              WAGE GARNISHMENTS                                                                                                --
              MISC.                               272       27,254           616                                           28,142

26    TOTAL OPERATING DISBURSEMENTS           106,006      495,471        59,363         --      --            --         660,840

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                         --        90,292                                           90,292
28    US TRUSTEE FEES                                           --        13,750                                           13,750
29    OTHER                                                                                                                    --
30    TOTAL REORGANIZATION EXPENSE                 --           --       104,042         --      --            --         104,042

31    TOTAL DISBURSEMENTS                     106,006      495,471       163,405         --      --            --         764,882

32    NET CASH FLOW                                --          603        75,134         --      --            --          75,737

33    CASH- END OF MONTH                           --      150,805     3,592,787         --      --         1,000       3,744,592

CASE NAME:     KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 4

CASE NUMBER:   401-40790-BJH-11

                                                    SCHEDULED        MONTH
ACCOUNTS RECEIVABLE AGING                             AMOUNT         OCT-01            MONTH           MONTH
-------------------------                           ---------        ------            -----           -----
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                              0             0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                              0             0

AGING OF POST PETITION                                   MONTH:    OCTOBER-01
TAXES AND PAYABLES                                              ----------------

                                0 - 30          31 - 60          61 - 90       91 +
TAXES PAYABLE                    DAYS             DAYS             DAYS        DAYS           TOTAL
-------------                   ------          -------          -------       ----           -----
1.   Federal                                                                                      0
2.   State                                                                                        0
3.   Local                                                                                        0
4.   Other (Attach List)                                                                          0
5.   Total Taxes Payable             0                0                0          0               0
6.   Accounts Payable                0                0                0          0               0

                                                         MONTH:    OCTOBER-01
                                                                ----------------
STATUS OF POST PETITION TAXES

                                            BEGINNING TAX        AMOUNT WITHHELD                        ENDING TAX
FEDERAL                                      LIABILITY*           AND/OR ACCRUED     (AMOUNT PAID)      LIABILITY
-------                                     -------------        ---------------     -------------      ----------
1.   Withholding **                                                                                              0
2.   FICA - Employee **                                                                                          0
3.   FICA - Employer **                                                                                          0
4.   Unemployment                                                                                                0
5.   Income                                                                                                      0
6.   Other (Attach List)                                                                                         0
7.   Total Federal Taxes                                0                      0                 0               0

STATE AND LOCAL

8.   Withholding                                                                                                 0
9.   Sales                                                                                                       0
10.  Excise                                                                                                      0
11.  Unemployment                                                                                                0
12.  Real Property                                                                                               0
13.  Personal Property                                                                                           0
14.  Other (Attach List)                                                                                         0
15.  Total State And Local                              0                      0                 0               0
16.  Total Taxes                                        0                      0                 0               0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 5

CASE NUMBER:   401-40790-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH:    OCTOBER-01
                                                                ----------------

BANK RECONCILIATIONS                             Account # 1       Account # 2
--------------------                             -----------       -----------
A.   BANK:                                                                         Other Accounts
B.   ACCOUNT NUMBER:                                                               (Attach Sheet)            TOTAL
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks
4.   Other Reconciling Items
5.   Month End Balance Per Books                                                               0                 0
6.   Number of Last Check Written

INVESTMENT ACCOUNTS

                                                   DATE OF        TYPE OF
BANK, ACCOUNT NAME & NUMBER                       PURCHASE       INSTRUMENT     PURCHASE PRICE     CURRENT VALUE
---------------------------                       --------       ----------     --------------     -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                       0                 0

CASH

12.  Currency On Hand                                                                                          0
13.  Total Cash - End of Month                                                                                 0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO COMPONENTS, INC.                         ACCRUAL BASIS - 6

CASE NUMBER:    401-40790-BJH-11

                                                         MONTH:    OCTOBER-01
                                                                ----------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                             TYPE OF             AMOUNT              TOTAL PAID
             NAME                            PAYMENT              PAID                TO DATE
             ----                            -------             ------              ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Insiders                                      0                       0

                                  PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                                             TOTAL
                                        AUTHORIZING          AMOUNT        AMOUNT         TOTAL PAID          INCURRED &
             NAME                         PAYMENT           APPROVED        PAID           TO DATE             UNPAID*
             ----                       -----------         --------       ------         ----------          ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Professionals                              0            0                  0                   0

     *    Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                        SCHEDULED           AMOUNTS               TOTAL
                                         MONTHLY             PAID                UNPAID
                                        PAYMENTS            DURING                POST
      NAME OF CREDITOR                     DUE               MONTH              PETITION
      ----------------                  ---------           -------             --------
1.    Bank of America                           0                 0           14,891,816
2.
3.
4.
5.    (Attach List)
6.    TOTAL                                     0                 0           14,891,816

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 7

CASE NUMBER:   401-40790-BJH-11

                                                         MONTH:    OCTOBER-01
                                                                ----------------

QUESTIONNAIRE

                                                                                                     YES        NO
                                                                                                     ---        --
1.     Have any Assets been sold or transferred outside the normal course of
       business this reporting period?                                                                           X

2.     Have any funds been disbursed from any account other than a debtor in
       possession account?                                                                                       X

3.     Are any Post Petition Receivables (accounts, notes, or loans) due from
       related parties?                                                                                          X

4.     Have any payments been made on Pre Petition Liabilities this reporting
       period?                                                                                                   X

5.     Have any Post Petition Loans been received by the debtor from any party?                                  X

6.     Are any Post Petition Payroll Taxes past due?                                                             X

7.     Are any Post Petition State or Federal Income Taxes past due?                                             X

8.     Are any Post Petition Real Estate Taxes past due?                                                         X

9.     Are any other Post Petition Taxes past due?                                                               X

10.    Are any amounts owed to Post Petition creditors delinquent?                                               X

11.    Have any Pre Petition Taxes been paid during the reporting period?                                        X

12.    Are any wage payments past due?                                                                           X


If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.



INSURANCE

                                                                                                     YES        NO
                                                                                                     ---        --
1.     Are Worker's Compensation, General Liability and other necessary
       insurance coverages in effect?                                                                 X

2.     Are all premium payments paid current?                                                         X

3.     Please itemize policies below.


If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no employees and no operations.

                              INSTALLMENT PAYMENTS

                                                                                                 PAYMENT AMOUNT &
       TYPE OF POLICY            CARRIER                        PERIOD COVERED                      FREQUENCY
       --------------            -------                        --------------                  ----------------
General Liability             Liberty Mutual                     9/1/00-3/1/02                   Semi-Annual  $64,657


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO COMPONENTS, INC.                       FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40790-BJH-11                                ACCRUAL BASIS

                                                         MONTH:    OCTOBER-01
                                                                ----------------

ACCRUAL
BASIS
FORM
NUMBER      LINE NUMBER                 FOOTNOTE / EXPLANATION
------      -----------                 ----------------------
1                1                      Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use
                                        of Existing
3                1                      Forms and Records; (2) Authorizing Maintenance of Existing Corporate
                                        Bank Accounts and Cash Management System; and (3) Extending Time to
                                        Comply with 11 U.S.C. Section 345 Investment Guidelines, funds in the
                                        Bank of America and Key Bank deposit accounts are swept daily into
                                        Kevco's lead account number 1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management
                                        Co. (co-debtor, Case No. 401-40788-BJH-11). Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of
                                        America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a
                                        Supplement to Accrual Basis -3. Debtor closed its petty cash account during August.

1               24                      The direct charges to equity are due to the secured debt reductions
1               32                      pursuant to sales of Kevco Manufacturing L.P.'s operating divisions, the sale of the South Region of Kevco Distribution LP, as well as direct cash payments. The secured debt owed to Bank of America by
                                        Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

1               27A                     Intercompany payables are to co-debtors Kevco Management Co. (Case No.
                                        401-40788-BJH-11), Kevco Distribution, LP (Case No. 401-40789-BJH-11),
                                        Kevco Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco Holding,
                                        Inc. (Case No. 401-40785-BJH-11), Kevco, Inc. (Case No.
                                        401-40783-BJH-11), Kevco GP, Inc. (Case No. 401-40786-BJH-11), and DCM
                                        Delaware, Inc. (Case No. 401-40787-BJH-11).